Exhibit 10.2



                    SUBORDINATION AND INTERCREDITOR AGREEMENT

         This SUBORDINATION AND INTERCREDITOR AGREEMENT (the "Agreement") dated as of February 28, 2002 by and among CM Opportunity Fund, LLC, a Delaware limited liability company ("Carl Marks"), iNTELEFILM Corporation, a Minnesota corporation formerly known as the Children's Broadcasting Corporation ("Intelefilm"), Curious Holdings LLC, a Delaware limited liability company (the "Company"), and Susan Holden, Stephen Oakes, Richard Winkler and David Starr (the "Senior Management Team"). Capitalized terms not defined herein shall have the meanings set forth in the Senior Secured Loan and Investment Agreement dated the date hereof by and among Carl Marks, the Company and the Senior Management Team ("Senior Loan Agreement").

                                   BACKGROUND

         WHEREAS, pursuant to a Merger Agreement dated as of February 28, 2002, by and among the Company, Curious Pictures Corporation, a New York corporation ("Curious"), DCODE, Inc., a Minnesota corporation ("DCODE"), Furious Pictures Corporation, a New York corporation and a wholly-owned subsidiary of Curious ("Furious"), Intelefilm and Harmony Holdings, Inc., a Delaware corporation ("Harmony"), Curious and DCODE are merging with and into the Company, with the Company being the surviving corporation of the merger ("Merger");

         WHEREAS, on the date hereof and in connection with the Merger, the Company is issuing to Carl Marks a $1,500,000 senior secured note in the form of Exhibit A ("Carl Marks Note") pursuant to the terms and conditions of the Carl Marks Note and the Senior Loan Agreement;

         WHEREAS, on the date hereof and in connection with the Merger, the Company is issuing to Intelefilm a promissory note in the principal amount of $500,000 in the form of Exhibit B ("Intelefilm Note");

         WHEREAS, the Senior Management Team is lending to the Company an aggregate of $500,000 divided pro rata among the Senior Management Team members pursuant to the terms and conditions of one note in the form of Exhibit C ("Senior Management Team Note");and

         WHEREAS, the Company, Carl Marks, Intelefilm and the Senior Management Team are entering into this Agreement to provide for the priority, repayment and subordination rights among the Company and the parties hereto with respect to their debt instruments.

                                   AGREEMENTS

         NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

1. definitions.

     1.1 General Terms. For purposes of this Agreement, unless otherwise defined herein or in the Senior Loan Agreement, the following terms shall have the following meanings:

     "Collateral" shall mean all of the property and interests in property, tangible or intangible, real or personal, now owned or hereafter acquired by the Company in or upon which any lenders at any time have a lien, and including, without limitation, all proceeds and products of such property and interests in property. The Carl Marks Note and Intelefilm Note contain descriptions of such Collateral in their security interests' sections.

     "Holders of Senior Secured Indebtedness" shall mean Carl Marks and Intelefilm.

     "Holders of Subordinated Indebtedness" shall mean the members of the Senior Management Team.

     "Lenders" shall mean Carl Marks, Intelefilm and the members of the Senior Management Team, and each of any individuals or entities named in or which hereafter become a party to this Agreement.

     "Lien" shall mean any mortgage, deed of trust, pledge, hypothecation, assignment, deposit arrangement, security interest, encumbrance (including, but not limited to, easements, rights of way and the like), lien (statutory or other), security agreement or transfer intended as security, including without limitation, any conditional sale or other title retention agreement, the interest of a lessor under a capital lease or any financing lease having substantially the same economic effect as any of the foregoing.

     "Loans" shall mean the loans made by the Company evidenced by the Carl Marks Note, the Intelefilm Note and the Senior Management Team Note.

     "Operating Agreement" means the Company's limited liability company operating agreement dated the date hereof between the Company, Carl Marks and the Senior Management Team.

     "Person" shall mean an individual, a partnership, a corporation (including a business trust), a joint stock company, a trust (including a designated business trust), an unincorporated association, a joint venture, a limited liability company, a limited liability partnership or other entity or a government or any agency, instrumentality or political subdivision thereof.

         "Sale, Liquidation or Dissolution Event" shall mean the sale, liquidation, dissolution or other event constituting a Change of Control of the Company. "Change in Control" of the Company means (i) a Sale as defined in the Operating Agreement, (ii) the consummation by the Company of a merger, reorganization, consolidation or similar transaction to which the Company is a party unless the individuals and entities who were the beneficial owners (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended ("Exchange Act")) of the equity securities of the Company that are entitled to vote generally in the election of managers or directors (collectively, "Voting Securities") immediately prior to the effective date of the merger would have beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) immediately after the effective date of the merger of more than fifty percent (50%) of the total combined voting power of the equity securities entitled to vote generally in the election of managers or directors of the limited liability company or the corporation resulting from the merger in substantially the same proportions relative to each other as their ownership of Voting Securities immediately prior to the effective date of the merger; (ii) the acquisition (other than directly from the Company) by any person or entity, or group of associated persons or entities acting in concert of direct or indirect beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) of securities of the Company representing fifty percent (50%) or more of the total combined voting power of the Company's then issued and outstanding securities; or (iii) the consummation by the Company of the sale of all or substantially all of the assets of the Company to any person or entity which is not a wholly-owned subsidiary of the Company.

         "Senior Indebtedness" shall mean the obligations of the Company to Carl Marks and Intelefilm, evidenced by the Carl Marks Note and Intelefilm Note, respectively, and includes all amendments, substitutions, extensions, increases, refinancings, and other similar actions taken with respect to such obligations. Senior Indebtedness shall continue to constitute Senior Indebtedness, notwithstanding the fact that such Senior Indebtedness or any claim for such Senior Indebtedness is subordinated, avoided or disallowed under the federal Bankruptcy Code or other applicable law.

2. Security Interests of Lenders.

         (a) Pursuant to the Intelefilm Note, the Company has granted to Intelefilm a first priority security interest (as to $500,000 plus interest as provided in the Intelefilm Note) in and to all of its assets as security for the repayment of the Intelefilm Note. Intelefilm is filing a UCC-1 in the State of Delaware to evidence its security interest. Intelefilm agrees to file this Agreement with such UCC-1 filing.

         (b) Pursuant to the Carl Marks Note, the Company has granted a second priority security interest to Carl Marks in and to all of its assets as security for the repayment of the Carl Marks Note. Carl Marks is filing a UCC-1 in the State of Delaware to evidence its security interest. Carl Marks agrees to file this Agreement with such UCC-1 filing.

         (c) Pursuant to the Senior Management Team Note, the Company has granted a third priority security interest to the Senior Management Team Members (as to $500,000 plus interest as provided in the Senior Management Team Notes) in and to all of its assets as security for the repayment of the Senior Management Team Note. The Senior Management Team Members are filing a UCC-1 in the State of Delaware to evidence their security interest. The Senior Management Team Members agree to file this Agreement with such UCC-1 filing.

3. Intercreditor and Subordination Provisions

         3.1 Loans; Acknowledgment of Liens. The Company acknowledges that the Lenders have made their respective Loans to the Company described in the "BACKGROUND" section of this Agreement. Each Lender hereby agrees and acknowledges that the other Lenders have been granted a Lien upon the Collateral pursuant to their respective Notes. Prior to the date hereof, except as provided in Section 2, no Lender has filed a UCC-1 evidencing the Liens.

         3.2 Priority.

         (a) Notwithstanding the order of time of attachment, or the order, time or manner of perfection, or the order or time of filing or recordation of any document or instrument, or other method of perfecting a lien in favor of each Lender in any Collateral, and notwithstanding any conflicting terms or conditions which may be contained in any of the Notes, the Liens granted by the Company in favor of Intelefilm held by it pursuant to the Intelefilm Note (as to $500,000 plus interest) have and shall have priority over the Liens of Carl Marks evidenced by the Carl Marks Note and such Liens of Carl Marks are and shall be, in all respects, subject and subordinate to the Liens of Intelefilm as to $500,000 plus interest.

         (b) Notwithstanding the order or time of attachment, or the order, time or manner of perfection, or the order or time of filing or recordation of any document or instrument, or other method of perfecting a Lien in favor of each Lender in any Collateral, and notwithstanding any conflicting terms or conditions which may be contained in any of the Notes, the Liens granted by the Company in favor of Carl Marks and Intelefilm hereto have and shall have priority over the Liens of the Senior Management Team granted pursuant to the Senior Management Team Note and such Liens of the Senior Management Team are and shall be, in all respects, subject and subordinate to the Liens of the Holders of the Senior Indebtedness therein to the full extent of the Senior Indebtedness outstanding from time to time.

         (c) Any and all payments by the Company on the Loans, including any payments by the Company to its creditors upon a Sale, Liquidation or Dissolution Event, shall be made in the order of priority set forth in this Section 3.2.

Except as expressly set forth herein, notwithstanding the foregoing, no Lender shall be required to deliver to any other Lender or to hold in trust as specified above any amount paid or prepaid by Company (and not obtained by it through any sale of or other realization upon any Collateral or by enforcement of its rights under any Note) in accordance with the terms of this Agreement.

         3.3 No Alteration of Priority. The Lien priorities provided in Section
3.2 hereof shall not be altered or otherwise affected by any amendment, modification, supplement, extension, renewal, restatement or refinancing of any Senior Indebtedness, or any indebtedness payable under the Notes, nor by any action or inaction which any Holder of Senior Indebtedness or Holder of Subordinated Indebtedness may take or fail to take in respect of the Collateral.

         3.4 Perfection. Each Lender shall be solely responsible for perfecting and maintaining the perfection of its Lien in and to each item constituting the Collateral in which such Lender has been granted a Lien. The foregoing provisions of this Agreement are intended solely to govern the respective Lien and repayment priorities as between the Lenders and except as expressly otherwise provided herein, shall not impose on the Holders of Senior Indebtedness any obligations in respect of the disposition of proceeds of foreclosure on any Collateral which would conflict with prior perfected claims therein in favor of any other Person. Each Lender agrees that it will not contest the validity, perfection, priority or enforceability of the Liens of (a) the Holders of Senior Indebtedness in the Collateral and that as between the Holders of Senior Indebtedness and any other Lender, the terms of this Agreement shall govern even if part or all of the Loans or the Liens of the Holders of Senior Indebtedness securing payment and performance thereof are avoided, disallowed, set aside or otherwise invalidated in any judicial proceeding or otherwise and (b) each Lender in the Collateral and that as among the Lenders, the terms of this Agreement shall govern even if part or all of the Loans or the Liens of the Lenders securing payment and performance of the Loans are voided, disallowed, set aside or otherwise invalidated in any judicial proceeding or otherwise.

         3.5 Other Agreements. (a) Each of the Lenders hereby covenants and agrees that it (i) will not accept any guaranty of any of the Loans or other obligations of the Company to such Lender unless such guaranty otherwise guaranties the payment of all of the Loans in accordance with the terms and conditions of this Agreement, (ii) will not take any security interest in or Lien on any assets of Company, or any subsidiary thereof, to secure any of the Loans unless such security interest or Lien secures the payment of all of the Loans in accordance with the terms and conditions of this Agreement, and (iii) will not accept prepayment on its Loan without the written consent of the other Lenders.

         (b) Each Lender agrees that, notwithstanding any provision of this Agreement or any Note, any sums and amounts received by such Lender in connection with such Lender's Loan shall be applied to the payment of its Loan as follows: first, to the payment of all amounts due to such Lender under its Note, other than principal and interest obligations on such Loan, second, to the payment of all accrued but unpaid interest owed to such Lender by the Company, and third, to the payment of all Loans owed to such Lender consisting of principal.

         (c) Any Lender may purchase Collateral at any public sale of such Collateral pursuant to its Note and may make payment on account thereof by using any Loan then due and payable to such Lender by Company as a credit against the purchase price to the extent, but only to the extent, approved by the other Lenders, provided that no Lender shall withhold its consent if such amount to be credited against the purchase price of the Collateral would have been a permitted payment to such Lender under this Agreement.

         (d) No Lender shall amend its respective Loan or Note without first obtaining the prior written consent of the other Lenders, which consent shall not be unreasonably withheld, delayed or conditioned, except if such amendment accelerates the payment of principal or interest, then such consent shall be solely at the Lender's discretion.

         (e) The parties hereto acknowledge and agree that the terms and conditions of the Senior Loan Agreement are fully incorporated by reference as if stated herein and shall be used in construing and interpreting this Agreement and the Carl Marks Note.

         3.6 Subordination Provisions. (a) The Senior Management Team Note ("Subordinated Obligations") shall be subordinate and junior in right of payment and collection to the prior indefeasible payment in full in cash to the Holders of Senior Indebtedness of the principal, interest (including interest accruing after the bankruptcy of the Company), fees and all other amounts owing on the Intelefilm Note and Carl Marks Note ("Senior Obligations"), upon the terms and to the extent set forth herein. Except as otherwise provided in this Agreement, until such time that all amounts due in respect of the Senior Obligations have been indefeasibly paid in full in cash, the Company shall not make, and the Senior Management Team ("Junior Creditor") shall not receive, accept or retain, directly or indirectly, any payment in respect of the Subordinated Obligations or any security therefor, other than scheduled payments of interest. Notwithstanding the foregoing, provided that no Event of Default shall have occurred or would occur after giving effect thereto, the Company may make and the Junior Creditor may receive the payments in accordance with the terms of the Senior Management Team Note. Following the occurrence of an event of default, the Company shall not be permitted to make and the Junior Creditor shall not be permitted to receive any further payments with respect to the Subordinated Obligations without the express written consent of the holders of Senior Obligations.

         (b) The Junior Creditor does hereby collaterally transfer and assign all right, title and interest in and to, and grant a security interest in, the Subordinated Obligations to Carl Marks and Intelefilm (the "Senior Creditor"). The Junior Creditor authorizes the Senior Creditor to file a financing statement, and any amendments thereto, with respect to any Subordinated Obligations, if the Senior Creditor deems such a filing is advisable to protect the rights granted to it hereunder.

         (c) In the event that the Junior Creditor obtains any payment from or on behalf of the Company with respect to the Subordinated Obligations which it is not expressly permitted to receive pursuant to Section 3.6(a) hereof, the Junior Creditor will hold such proceeds in trust for the benefit of the Senior Creditor, and immediately deliver all such proceeds to the Senior Creditor without counterclaim, deferral, deduction or setoff.

         (d) In the event of any litigation, bankruptcy, collection or any other similar proceeding with respect to the Company, the priorities set forth in this Agreement shall continue to be operative and the provisions of this Agreement shall continue to be applicable in any such proceeding. Upon any distribution of the assets of the Company, or readjustment of the indebtedness of the Company, whether by reason of reorganization, liquidation, bankruptcy, dissolution, assignment for the benefit of creditors or any other action or proceeding involving the readjustment of any or all of the Subordinated Obligations, or the application of assets of the Company to the payment or liquidation thereof, either in whole or in part, the Senior Creditor shall be entitled to receive payment in full in cash of all of the Senior Obligations prior to the payment of all or any of the Subordinated Obligations, and in order to enable the Senior Creditor to assert and enforce its rights hereunder in any such action or proceeding, or upon the happening of any such event, the Senior Creditor is hereby irrevocably authorized and empowered, in the Senior Creditor's sole discretion to make and present, for and on behalf of the Junior Creditor, such proofs of claims against the Company on account of all or any of the Subordinated Obligations and to vote the full amount of such claims in any such proceeding, in each case, as the Senior Creditor may deem advisable, and to receive and to apply the same on account of the Senior Obligations in such order and priority as the Senior Creditor may determine. Upon any distribution of assets to the Junior Creditor in violation of this Section 3.6(d), the Junior Creditor shall hold such distribution in trust for the benefit of the Senior Creditor and shall immediately deliver such distribution to the Senior Creditor without counterclaim, deferral, deduction or setoff.

         (e) The Carl Marks Note shall be subordinate and junior in right of payment and collection to the prior indefeasible payment in full in cash to Intelefilm of the principal, interest (including interest accruing after the bankruptcy of the Company), fees and all other amounts owing on the Intelefilm Note, upon the terms and to the extent set forth herein. Except as otherwise provided in this Agreement, until such time that all amounts due in respect of the Intelefilm Note have been indefeasibly paid in full in cash, the Company shall not make, and Carl Marks shall not receive, accept or retain, directly or indirectly, any payment in respect of the Carl Marks Note or any security therefor. Notwithstanding the foregoing, provided that no event of default shall have occurred or would occur after giving effect thereto, the Company may make and Carl Marks may receive the payments in accordance with the terms of the Carl Marks Note. Following the occurrence of an event of default, the Company shall not be permitted to make and Carl Marks shall not be permitted to receive any further payments with respect to the Carl Marks Note without the express written consent of Intelefilm.

         (f) In the event that Carl Marks obtains any payment from or on behalf of the Company with respect to the Carl Marks Note which it is not expressly permitted to receive pursuant to Section 3.6(e) hereof, Carl Marks will hold such proceeds in trust for the benefit of Intelefilm, and immediately deliver all such proceeds to Intelefilm without counterclaim, deferral, deduction or setoff.

         3.7 Further Assurances. Upon the request of the Senior Creditor from time to time, the Junior Creditor shall (i) execute whatever assignments, instruments and/or documents may be required by the Senior Creditor in order to enable the Senior Creditor to enforce its rights hereunder and to collect any and all payments or disbursements which may be made in violation of this Agreement at any time on account of all or any of Subordinated Obligations and
(ii) further execute whatever instruments and/or documents may be required by the Senior Creditor in order to confirm that any Subordinated Obligations incurred after the date hereof are confirmed to be subject to the terms of this Agreement.

         3.8 Assignment of Obligations; No Amendments. The Junior Creditor shall not directly or indirectly sell, transfer, assign, dispose of, encumber or subordinate at any time while this Agreement remains in effect, any right, claim or interest of any kind in or to any of the Subordinated Obligations, whether principal or interest or otherwise, to or in favor of the Company, or to or in favor of any other Person. The Junior Creditor represents and warrants that currently and at no times hereafter will the Subordinated Obligations or any part thereof be represented by any note, other negotiable instruments or other writings, except notes, other negotiable instruments or other writings endorsed and delivered to the Senior Creditor. The Junior Creditor agrees that their books and records shall appropriately indicate that the Subordinated Obligations are subject to this Agreement. The Junior Creditor shall not amend, waive, supplement or otherwise modify the terms of any of the Subordinated Obligations without the prior written consent of the Senior Creditor.

         3.9 Carl Marks Appointed Agent for Lenders. Carl Marks is hereby appointed agent of the Lenders for purposes of this Agreement. Carl Marks agrees that the terms of the Carl Marks Note and Senior Management Team Note cannot be amended without the consent of Intelefilm. Upon a default by the Company under the Intelefilm Note, Carl Marks shall take such actions consistent with Intelefilm's rights under this Agreement.

4.       Miscellaneous.

         4.1 Survival of Rights. The right of each Lender to enforce the provisions of this Agreement shall not be prejudiced or impaired by any act or omitted act of the Company, or any other Lender, including forbearance, waiver, consent, compromise, amendment, extension, renewal, or taking or release of security in respect of any Loans or noncompliance by the Company with such provisions, regardless of the actual or imputed knowledge of Lenders.

         4.2 Notice of Default and Certain Events. Each Lender and the Company shall undertake in good faith to notify the other of the occurrence of any of the following:

                  (a) the obtaining of actual knowledge of the occurrence of any default under any Note, Loan or the Senior Loan Agreement;

                  (b) the acceleration of any Senior Indebtedness or of any of the indebtedness payable under the Intelefilm Note, the Carl Marks Note, or the Senior Loan Agreement;

                  (c) not less than ten (10) days prior written notice from a Lender of its intention to accelerate any of the indebtedness payable under the Intelefilm Note, the Carl Marks Note, or the Senior Loan Agreement or exercise such Lender's rights in connection with a default by Company under the Intelefilm Note, the Carl Marks Note, or the Senior Loan Agreement;

                  (d) the granting by Lenders and/or the holder of any Senior Indebtedness of any waiver of any event of default under any agreement evidencing Senior Indebtedness or the granting by Lender of any waiver of any "default" or "event of default" under the Intelefilm Note, the Carl Marks Note, or the Senior Loan Agreement;

                  (e) the payment in full by Company (whether as a result of refinancing or otherwise) of all Senior Indebtedness; or

                  (f) the sale or liquidation of, or realization upon, any Collateral.

The failure of any party to give such notice shall not affect the relative Lien priorities as provided in this Agreement.

         4.3 Notices. Any notice or other communication required or permitted pursuant to this Agreement shall be deemed given (a) when personally delivered,
(b) on the earlier of actual receipt thereof or three (3) days following posting thereof by certified or registered mail, postage prepaid, (c) upon actual receipt thereof when sent by a recognized overnight delivery service or (d) upon actual receipt thereof when sent by telecopier to the number set forth below with electronic confirmation of receipt, in each case addressed to such party at its address or telecopier number set forth below or at such other address or telecopier number as has been furnished in writing by a party to the other by like notice:

         (a) if to the Company, at Curious Holdings LLC, 440 Lafayette Street, 6th Floor, New York, New York 10003, Facsimile: (212) ___-____, Attention: Susan Holden, or such other address and/or fax number as may be furnished to the Lenders by the Company, with a copy to Wollmuth Maher & Deutsch LLP, 500 Fifth Avenue, ___Floor, New York, New York 10110, Attention: David A. Wollmuth, Esq., Telecopy No: 212-382-0050.

         (b) if to the Lenders, to CM Opportunity Management Company, L.P., 135 East 57th Street, 27th Floor, New York, New York 10022, as Lender and agent for Lenders, Attention: Howard Davidoff, Facsimile No.: 212-980-2630, and a copy to:
Paul, Hastings, Janofsky & Walker LLP, 399 Park Avenue, New York, New York 10022, Attention: Thomas More Griffin, Esq., Telecopy No. (212) 319-4090.

Each party to this Agreement agrees that e-mail notification is not permitted hereunder and does not constitute notice under this Agreement.

         4.4 Binding Effect; Other Matters. This Agreement shall be a continuing agreement, shall be binding upon and shall inure to the benefit of the parties hereto from time to time and their respective successors and assigns, shall be irrevocable and shall remain in full force and effect until the Senior Indebtedness shall have been satisfied or paid in full, and all other Loans have been repaid in full, but shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any amount paid by or on behalf of Company with regard to the Senior Indebtedness or Loans is rescinded or must otherwise be restored or returned upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of Company, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee, custodian, or similar officer, for the Company or any substantial part of its property, or otherwise, all as though such payments had not been made. No action which Lenders, Holders of Senior Indebtedness or Company may take or refrain from taking with respect to the Senior Indebtedness, including any amendments thereto, shall affect the provisions of this Agreement or the obligations of Lenders. Any waiver or amendment hereunder must be evidenced by a signed writing of the party to be bound thereby, and shall only be effective in the specific instance. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. The headings in this Agreement are for convenience of reference only, and shall not alter or otherwise affect the meaning hereof.

         5. Proceedings. ANY JUDICIAL PROCEEDING BROUGHT BY OR AGAINST ANY LENDER OR THE COMPANY WITH RESPECT TO THIS AGREEMENT OR ANY RELATED AGREEMENT MAY BE BROUGHT IN ANY COURT OF COMPETENT JURISDICTION IN STATE OF NEW YORK, NEW

YORK CITY, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT EACH PARTY THERETO ACCEPTS FOR THEMSELVES AND IN CONNECTION WITH THEIR PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS, AND IRREVOCABLY AGREE TO BE BOUND BY ANY FINAL JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT. NOTHING HEREIN SHALL AFFECT THE RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF LENDER TO BRING PROCEEDINGS AGAINST ANY OTHER LENDER OR THE COMPANY IN ANY COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY ANY LENDER AGAINST THE COMPANY INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER OR CLAIM IN ANY WAY ARISING OUT OF, RELATED TO OR CONNECTED WITH THIS AGREEMENT OR ANY RELATED AGREEMENT, SHALL BE BROUGHT ONLY IN A COURT LOCATED IN THE CITY OF NEW YORK, STATE OF NEW YORK. EACH LENDER AND THE COMPANY WAIVE ANY OBJECTION TO JURISDICTION AND VENUE OF ANY ACTION INSTITUTED HEREUNDER AND SHALL NOT ASSERT ANY DEFENSE BASED ON LACK OF JURISDICTION OR VENUE OR BASED UPON FORUM NON CONVENIENS.

         6. Waiver Of Jury Trial. EACH PARTY HERETO HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING UNDER THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR (B) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF ANY LENDER OR THE COMPANY OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENTS OR AGREEMENT EXECUTED OR DELIVERED BY THEM IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE AND EACH PARTY HERETO HEREBY AGREES AND CONSENTS THAT ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT JURY, AND THAT ANY OF THEM MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THEIR CONSENT TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

         7. Counterparts; Facsimile. This Agreement may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

         IN WITNESS WHEREOF, the undersigned have entered into this Subordination and Intercreditor Agreement as of this [28] day of February, 2002.



                                     CURIOUS HOLDINGS LLC

                                     By: /s/ Susan Holden
                                         ---------------------------------------
                                     Name: Susan Holden
                                     Title:CFO



                                     CM OPPORTUNITY FUND, LLC

                                     By: CM Opportunity Management Company, L.P.
                                         Its Manager

                                     By: CM Manager I, LLC,
                                         Its General Partner

                                     By: /s/ Robert Davidoff
                                         ---------------------------------------
                                         Name: Robert Davidoff
                                         Title: Managing Director



                                     iNTELEFILM CORPORATION

                                     By: /s/ Richard A. Wiethorn
                                         ---------------------------------------
                                     Name: Richard A. Wiethorn
                                     Title: CFO



                                     /s/ Susan Holden
                                     -------------------------------------------
                                     Susan Holden

                                     /s/ Stephen Oakes
                                     -------------------------------------------
                                     Stephen Oakes

                                     /s/ Richard Winkler
                                     -------------------------------------------
                                     Richard Winkler

                                     /s/ David Starr
                                     -------------------------------------------
                                     David Starr